   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 26, 1997
                                                      REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               -----------------
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                               -----------------
                             BIG DOG HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)
                              -------------------

           DELAWARE                          5651                  52-1868665
 (State or other jurisdiction    (Primary Standard Industrial   (I.R.S. Employer
              of                 Classification Code Number)     Identification
incorporation or organization)                                        No.)

                              -------------------

                                121 GRAY AVENUE
                        SANTA BARBARA, CALIFORNIA 93101
                                 (805) 963-8727
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                              -------------------

                                ANTHONY J. WALL
                  EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                             BIG DOG HOLDINGS, INC.
                                121 GRAY AVENUE
                        SANTA BARBARA, CALIFORNIA 93101
                                 (805) 963-8727
                              FAX: (805) 962-9460
(Name and address, including zip code and telephone and fax number, of agent for service)
                              -------------------

                                   COPIES TO:

       JEFFREY M. WEINER, ESQ.                  THOMAS A. BEVILACQUA, ESQ.
         Kimball & Weiner LLP                Brobeck, Phleger & Harrison LLP
         555 S. Flower Street                     Two Embarcadero Place
              Suite 4540                              2200 Geng Road
        Los Angeles, CA 90071                    Palo Alto, CA 94303-0913
            (213) 538-3800                            (415) 424-0160

                              -------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.
                              -------------------

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box: / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: /X/ 333-33027

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: / /


                                CALCULATION OF ADDITIONAL REGISTRATION FEE
====================================================================================================================
                                                     Proposed Maximum      Proposed Maximum
Title of Each Class of           Amount to            Offering Price           Aggregate             Aggregate
Securities to be Registered   be Registered(1)(2)      Per Share(3)        Offering Price(3)     Registration Fee(4)
--------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value       575,000                $14.00             $8,050,000.00           $2,439.39
====================================================================================================================

(1) Includes 75,000 shares that the Underwriters have the option to purchase to cover over-allotments, if any.

(2) Does not include 4,025,000 shares of Common Stock previously registered for which the registration fee has previously been paid.

(3) The proposed maximum offering price per share and the proposed maximum aggregate offering price are based on the proposed offering price for the shares of the Company's Common Stock offered hereby.

(4) Calculated pursuant to Rule 457(a).

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Registration Statement filed under the Securities Act of 1933, as amended, by Big Dog Holdings, Inc. (the "Company") with the Securities and Exchange Commission (the "Commission") hereby incorporates by reference the contents of the Registration Statement on Form S-1 (File No. 333-33027) relating to the offering of up to 4,025,000 Shares of Common Stock of the Company filed on August 7, 1997.

                                CERTIFICATION

     The Company hereby certifies to the Commission that it has instructed its bank to pay the Commission the filing fee of $2,439.39 for the additional securities being registered hereby as soon as practicable (but in any event no later than the close of business on September 26, 1997); that it will not revoke such instructions; that it has sufficient funds in the relevant account to cover the amount of the filing fee; and that it undertakes to confirm receipt of such instructions by the bank on September 26, 1997.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on September 25, 1997.

                                BIG DOG HOLDINGS, INC.

                                By:             /s/ ANTHONY J. WALL
                                     -----------------------------------------
                                                  Anthony J. Wall
                                             EXECUTIVE VICE PRESIDENT,
                                           GENERAL COUNSEL AND SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

              *
------------------------------  Chairman of the Board       September 25, 1997
          Fred Kayne

                                President, Chief Executive
              *                 Officer (Principal
------------------------------  Executive Officer) and      September 25, 1997
      Andrew D. Feshbach        Director

     /s/ ANTHONY J. WALL        Executive Vice President,
------------------------------  General Counsel, Secretary  September 25, 1997
       Anthony J. Wall          and Director

              *                 Chief Financial Officer
------------------------------  (Principal Financial        September 25, 1997
        Jonathan Howe           Officer)

                                Senior Vice President,
              *                 Finance
------------------------------  (Principal Accounting       September 25, 1997
        Roberta Morris          Officer)

*By:     /s/ ANTHONY J. WALL
      -------------------------
           Anthony J. Wall
         (ATTORNEY-IN-FACT)

                                 EXHIBIT INDEX

EXHIBIT NO.                                               DESCRIPTION
-----------  ------------------------------------------------------------------------------------------------------
       5.1   Opinion of Kimball & Weiner LLP
      23.1   Consent of Kimball & Weiner LLP (included in Opinion filed as
             Exhibit 5.1)
      23.2   Consent of Deloitte & Touche LLP
      24.1   Power of Attorney (incorporated by reference to page II-5 of the
             Company's Registration Statement on Form S-1 (No. 333-33027)
             filed on August 7, 1997)